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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 27, 2003
                Date of Report (Date of earliest event reported)

                                  INERGY, L.P.
             (Exact name of Registrant as specified in its charter)

          Delaware                    0-32453                 43-1918951
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                  Identification Number)


                       2 Brush Creek Boulevard, Suite 200
                              Kansas City, MO 64112
                    (Address of principal executive offices)


                                 (816) 842-8181
              (Registrant's telephone number, including area code)

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Item 5. Other Events

         We are filing the balance sheet of Inergy GP, LLC as of September 30, 2002, which is filed as Exhibit 99.2 to this Form 8-K, together with the auditor's report thereon dated November 15, 2002, which is filed as Exhibit 99.1 to this Form 8-K, each of which is incorporated by reference herein. Inergy GP, LLC is the managing general partner of Inergy, L.P.

         Additionally, we have included as an exhibit to this report an auditors' consent to the incorporation by reference of this report in previously filed registration statements.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

23.1     Consent of Independent Auditors, dated February 27, 2003
99.1 Auditor's Report dated November 15, 2002 on the Balance Sheet of Inergy GP, LLC as of September 30, 2002
99.2     Balance Sheet of Inergy GP, LLC as of September 30, 2002


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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INERGY, L.P.

                               By: INERGY GP, LLC,
                                   Its Managing General Partner

Date: February 27, 2003        By: /s/ R. Brooks Sherman Jr.
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                                   R. Brooks Sherman Jr.
                                   Senior Vice President and Chief Financial
                                   Officer
                                   (Principal Financial and Accounting Officer)


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                                  Exhibit Index

    Exhibit Number                        Description
    --------------                        -----------

         23.1     Consent of Independent Auditors, dated February 27, 2003

         99.1 Auditor's Report dated November 15, 2002 on the Balance Sheet of Inergy GP, LLC as of September 30, 2002

         99.2     Balance Sheet of Inergy GP, LLC as of September 30, 2002


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